AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

~~Pursuant to Section 245 of the Delaware General Corporation Law~~

~~Universal Business Payment Solutions Acquisition Corporation~~I, the undersigned, being the Chief Executive Officer of UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION, a corporation existing under the laws of the State of Delaware (the “Corporation”), ~~by its Chief Executive Officer,~~ hereby ~~certifies~~certify as follows:

~~1.~~ 1. The name of the Corporation is “Universal Business Payment Solutions Acquisition Corporation~~.~~” which is the name under which the Corporation was incorporated.

~~2.~~ 2. The Corporation’s original Certificate of Incorporation was filed in the office of the Secretary of ~~State of the~~ State of Delaware on November 12, ~~2010.~~2010, and the Corporation’s Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on May 11, 2011.

~~3.~~ 3. This Amended and Restated Certificate of Incorporation restates, integrates and amends the original Certificate of Incorporation ~~of the Corporation~~, as previously restated.

~~4.~~ 4. This Amended and Restated Certificate of Incorporation was duly adopted ~~by joint written consent of the Board of Directors and~~at a meeting of the board of directors of the Corporation and at a special meeting of stockholders of the Corporation in accordance with the applicable provisions of Sections ~~141(f), 228,~~ 242 and 245 of the General Corporation Law of the State of Delaware ~~(“GCL”)~~.

~~5.~~ 5. The ~~text of the~~ Certificate of Incorporation of the Corporation is hereby amended and restated ~~in its entirety~~ to read in full as follows:

~~ARTICLE 1.~~

ARTICLE I - NAME

~~1.1.~~         The name of the corporation is Universal Business Payment Solutions Acquisition Corporation (~~hereinafter referred to as~~ the “Corporation”).

~~ARTICLE 2.~~

ARTICLE II - REGISTERED OFFICE AND AGENT

~~2.1.~~         The address of the Corporation’s registered office ~~of~~in the ~~Corporation~~state of Delaware is to be located at c/o The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of ~~its~~the Corporation’s registered agent at that address is The Corporation Trust Company.

~~ARTICLE 3.~~

ARTICLE III - PURPOSE

~~3.1.         Subject to Article 6, the~~The purpose of the Corporation ~~shall be~~is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may be amended from time to time (the “~~GCL~~DGCL”).

~~ARTICLE 4.~~

ARTICLE IV - CAPITALIZATION

(a)         ~~4.1.~~ Authorized Shares. The total number of shares of ~~all classes of capital~~ stock which the Corporation shall have authority to issue is One Hundred and One Million (101,000,000 ~~of which~~ ), consisting of One Hundred Million (100,000,000) shares ~~shall be~~of Common Stock ~~of the~~, par value ~~of~~ $0.001 per share (~~the~~ “Common Stock”), and One Million (1,000,000) shares ~~shall be~~of Preferred Stock ~~of the~~, par value ~~of~~ $0.001 per share (~~the~~ “Preferred Stock”). Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the “Board of Directors”).

(b)         ~~4.2.~~ Preferred Stock. ~~The Board of Directors is expressly granted authority to issue shares~~Shares of Preferred Stock~~,~~ may be issued in one or more series, ~~and~~from time to ~~fix for~~time, with each such series to consist of such number of shares and to have such voting powers relative to other classes or series of Preferred Stock, if any, or Common Stock, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be stated ~~and expressed~~ in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors ~~providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares~~, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by applicable law, to adopt any such resolution or resolutions. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation ~~entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.~~. Any shares of Preferred Stock that are redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or this Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. The holders of the Preferred Stock shall, in respect of such shares, have no voting rights except as set forth in the applicable certificate of designation as filed with the Secretary of State of the State of Delaware pursuant to Section 151(g) of the DGCL.

(c)         ~~4.3.~~ Common Stock. ~~Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation, the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.~~Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article IV, the holders of Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation.

~~ARTICLE 5.~~

~~[Intentionally Omitted.]~~

~~ARTICLE 6.~~

~~6.1.         Sections 6.2 through 6.8 shall apply during the period commencing upon the filing of this Restated Certificate of Incorporation and terminating upon the consummation of any Business Combination, and may not be amended except in connection with a Business Combination.~~

~~“Business Combination” shall mean the acquisition by the Corporation of one or more operating businesses having an aggregate fair value of at least 80% of the value of the Trust Account (excluding any taxes payable on income earned on the Trust Account), whether through a merger, share exchange, stock purchase, asset acquisition, plan of arrangement, recapitalization, reorganization or other similar business combination.~~

~~“Initial Shares” shall mean the 3,450,000 shares purchased by certain insiders prior to the IPO.~~

~~“IPO” shall mean the Corporation’s initial public offering.~~

~~“IPO Shares” shall mean the shares of Common Stock issued as part of the units sold in the IPO.~~

~~“Trust Account” shall mean the trust account established by the Corporation at Morgan Stanley, with Continental Stock Transfer & Trust Company acting as trustee, at the consummation of the IPO and into which a certain amount of the net proceeds of the IPO and a private placement of warrants to purchase shares of Common Stock, which will occur concurrently with the IPO, will be deposited.~~

~~6.2.         Prior to the consummation of any Business Combination, the Corporation shall submit such Business Combination to its stockholders for approval regardless of whether the Business Combination is of a type which normally would require such stockholder approval under the GCL. In the event that a majority of the then outstanding IPO Shares present and entitled to vote at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Corporation shall be authorized to consummate the Business Combination; provided that the Corporation shall not consummate any Business Combination if 93.1% or more of the IPO Shares are redeemed in connection with the Business Combination or sold to the Corporation for cancellation under the Corporation’s share repurchase program.~~

~~6.3.         In the event that a Business Combination is approved in accordance with the above Section 6.2 and is consummated by the Corporation, any stockholder of the Corporation holding IPO Shares may demand that the Corporation redeem his, her or its IPO Shares for cash. If so demanded, the Corporation shall, promptly after consummation of the Business Combination, redeem such IPO Shares at a per share conversion price equal to their pro rata share of the aggregate amount then on deposit in the trust account, plus any interest earned on such stockholder’s portion of the trust account but less any interest that has been released to the Corporation to fund its working capital requirements and pay any of its tax obligations, in each case as described in Section 6.7, calculated as of two business days prior to the consummation of the Business Combination. Notwithstanding the foregoing, any holder of IPO Shares, together with his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a partnership, syndicate or other “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) for the purpose of acquiring, holding or disposing of the Corporation’s securities, shall be restricted from seeking redemption rights with respect to more than an aggregate 10% of the IPO Shares sold in the IPO.~~

~~6.4.         In the event that the Corporation does not consummate an initial Business Combination by November 9, 2012 or February 9, 2012, if the Corporation has not executed a letter of intent, memorandum of understanding or definitive agreement for a Business Combination within 18 months of May 9, 2011 the officers of the Corporation use their best efforts to cause the Company to (i) cease all operation except for the purpose of winding up, (ii) redeem the IPO shares, subject to lawfully available funds therefor, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of remaining stockholders and the Board of Directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law.~~

~~6.5.         A holder of IPO Shares shall be entitled to receive distributions from the Trust Account only in the event of a redemption of the IPO Shares, or a liquidation of the Trust Account or the Corporation, or in the event he, she or it demands redemption of his, her or its shares in accordance with Section 6.3 above. Except as may be required by applicable law, in no other circumstances shall a holder of IPO Shares have any right or interest of any kind in or to the Trust Account.~~

~~6.6.         Unless and until the Corporation has consummated an initial Business Combination as permitted under this Article 6, the Corporation may not consummate any other business combination, whether by merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination or transaction or otherwise. The Corporation will not enter into an initial Business Combination with any entity that has been affiliated since May 9, 2006 with any of our officers, directors or holders of the Initial Shares unless the Corporation obtains an opinion from an independent investment banking firm reasonably acceptable to EarlyBirdCapital, Inc., that the Business Combination is fair to its unaffiliated stockholders from a financial point of view.~~

~~6.7.         The Corporation shall not, and no employee of the Corporation shall, disburse or cause to be disbursed any of the proceeds held in the Trust Account except (i) for any amounts that the Corporation may need to pay its income or other tax obligations, (ii) for the release of interest income earned on the proceeds held in the Trust Account to the Corporation to fund the Corporation’s working capital requirements, (iii) in connection with an initial Business Combination or thereafter, (iv) for any amounts necessary to purchase up to 50% of the IPO Shares in accordance with a 10b5-1 plan or (v) as otherwise set forth herein.~~

(i)         Voting. Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL. There shall be no cumulative voting.

(ii)         Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Except as otherwise provided by the DGCL or this Certificate of Incorporation, the holders of record of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

(iii)         Preemptive Rights. The holders of Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

(iv)         Liquidation Rights. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock. A merger or consolidation of the Corporation with or into any other corporation or other entity or a sale or conveyance of all or any part of the assets of the Corporation, in any such case which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders, shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Article IV(c)(iv).

(d)         No Class Vote On Changes In Authorized Number of Shares Of Preferred Stock and Common Stock . Subject to the special rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate of Incorporation, any certificate of designations or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of Preferred Stock and Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

(e)         Uncertificated Shares. Nothing in this Certificate of Incorporation limits or will be interpreted to limit the power of the Board of Directors under the DGCL to provide that some or all of any or all classes or series of capital stock of the Corporation shall be uncertificated.

ARTICLE V - BOARD OF DIRECTORS

(a)         ~~6.8.~~ Number. The number of directors on the Board of Directors shall be fixed from time to time by resolution of the Board of Directors and the number so fixed shall comprise the entire Board of Directors.

~~ARTICLE 7.~~

~~7.1.         Election of directors to the Board of Directors need not be by ballot unless the bylaws of the Corporation so provide.~~

~~7.2.         The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the bylaws of the Corporation as provided in the bylaws of the Corporation, subject to the power of the stockholders to alter or repeal any bylaw whether adopted by them or otherwise.~~

~~7.3.         The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy), unless a higher vote is required by applicable law, shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.~~

~~7.4.         In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Restated Certificate of Incorporation, and to any bylaws from time to time made by the stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.~~

~~ARTICLE 8.~~

(b)         Classified Board of Directors. The directors shall be divided into three classes, which shall be nearly equal in number as possible: Class A, Class B and Class C. The directors in Class A shall be elected for a term expiring at the first annual meeting of the stockholders. The directors in Class B shall be elected for a term expiring at the second annual meeting of the stockholders. The directors in Class C shall be elected for a term expiring at the third annual meeting of the stockholders. At each annual meeting of the stockholders following the initial classification of the directors, the respective successors of each class shall serve a term of three (3) years. Each director shall hold office until the next annual meeting of stockholders at which his or her class stands for election or until such director’s earlier resignation, removal from office, death or incapacity.

(c)         Vacancies. Vacancies (including, but not limited to, those resulting from death, resignation, retirement, disqualification, removal from office or other cause) and newly-created directorships shall be filled exclusively by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, except that any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of holders of at least a majority of the voting power of the Voting Stock, voting together as single class. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

ARTICLE VI - LIMITATION OF DIRECTOR LIABILITY

~~8.1.         A~~To the fullest extent that the DGCL or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended) permits the limitation or elimination of the liability of directors, no director of the Corporation shall ~~not~~ be ~~personally~~ liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director~~, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL~~. No amendment to, or modification or repeal of, this Article VI shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, modification or repeal. If the DGCL is amended after the Effective Time to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the ~~GCL, as so amended. Any repeal or modification of this Section 8.1 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.~~DGCL, as so amended.

~~8.2.         The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.~~

~~ARTICLE 9.~~

~~9.1.         Subject to the provisions set forth in Article 6, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate~~

ARTICLE VII - MEETINGS OF STOCKHOLDERS

(a)         No Action by Written Consent. Subject to the special rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation pursuant to this Certificate of Incorporation or under applicable law may be effected only with a vote at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by consent in writing.

(b)         Special Meetings of Stockholders. Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

(c)         Election of Directors by Written Ballot. Election of directors need not be by written ballot.

ARTICLE VIII - AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION AND BYLAWS

(a)         Bylaws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the bylaws; provided, that with respect to the powers of stockholders entitled to vote with respect thereto, to make, alter, amend or repeal the bylaws, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the voting stock, voting together as a single class, shall be required to make, alter, amend or repeal the bylaws of the Corporation.

(b)         Amendments to the Certificate of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by ~~law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.~~the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Article VI, paragraphs (a) and (b) of Article VII, Article VIII, Article X and Article XI may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Voting Stock, voting together as a single class, at a meeting of the stockholders called for that purpose.

ARTICLE IX - EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS

The Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensible parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

ARTICLE X - INDEMNIFICATION

(a)         Indemnification. The Corporation shall promptly indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of an amendment of the DGCL, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (an “Indemnitee”) who was or is made, or is threatened to be made, a party or witness or is otherwise involved in any threatened, pending or completed investigation, action, suit or proceeding, whether civil, criminal, administrative or investigative and whether external or internal to the Corporation (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director or the like, officer or the like, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise or association (including, but not limited to, service with respect to employee benefit plans) (any such entity, an “Other Entity”), against all liability and loss (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred or suffered by such Indemnitee in connection with such Proceeding). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee (i) was authorized by the Board of Directors of the Corporation, (ii) relates to counterclaims or affirmative defenses asserted by a person seeking indemnification in an action brought against such person, (iii) relates to any proceeding brought by a person seeking indemnification or payment under any directors’ and officers’ liability insurance covering such person or (iv) the Proceeding (or part thereof) relates to the enforcement of the Corporation’s obligations under this Article X.

(b)         Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law (but, in the case of an amendment to the applicable law, only to the extent that such amendment permits the Corporation to provide additional or broader advancement of expenses than said law permitted the Corporation to provide prior to such amendment) pay, on an as-incurred basis, all expenses (including, but not limited to attorneys’ fees and expenses) incurred by an Indemnitee in defending or appearing in or preparing to defend or appear in any Proceeding in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee’s ability to repay any expenses advanced; provided, however, that, to the extent required by law (but, in the case of an amendment to the applicable law, only to the extent that such amendment permits the Corporation to provide additional or broader advancement of expenses than said law permitted the Corporation to provide prior to such amendment), such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article X or otherwise.

(c)         Service for Subsidiaries. Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least fifty percent of whose equity interests are owned, directly or indirectly, by the Corporation, shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

(d)         Claims. If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Article X is not paid in full within thirty days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

(e)         Consistent with Fiduciary Duty. The right of indemnification pursuant to this Article X is conferred in order to attract and retain services of highly qualified directors and officers and to encourage them to make corporate decisions without fear of suits and legal harassment. Indemnification pursuant to this Article X is therefore declared to be consistent with the fiduciary duty of the Corporation’s Board of Directors. Except as specifically provided in this Article X, such indemnification shall be made by the Corporation without any requirement that any determination be made or any action be taken by the Board of Directors, shareholders or legal counsel. A failure of the Board of Directors, shareholders or legal counsel to make a determination or take action favorable to the claim of an Indemnitee for indemnification pursuant to this Article X, or the making of a determination or taking of action adverse to such a claim, shall not preclude indemnification under this Article X or create any presumption that the Indemnitee is not entitled to such indemnification.

(f)         Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee, member, trustee or agent of the Corporation, or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article X or the DGCL.

(g)         Non-Exclusivity of Rights. The rights conferred on any Indemnitee by this Article X are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise, and shall inure to the benefit of the heirs and legal representatives of such Indemnitee.

(h)         Amounts Received from an Other Entity. Subject to Section (i) of this Article X, the Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation’s request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.

(i)         Indemnification Priority. As between the Corporation and any other person (other than an entity directly or indirectly controlled by the Corporation) who provides indemnification to the Indemnitees for their service to, or on behalf of, the Corporation (collectively, the “Secondary Indemnitors”) (i) the Corporation shall be the full indemnitor of first resort in respect of indemnification or advancement of expenses in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with the terms of this Article X, irrespective of any right of indemnification, advancement of expenses or other right of recovery any Indemnitee may have from any Secondary Indemnitor or any right to insurance coverage that Indemnitee may have under any insurance policy issued to any Secondary Indemnitor (i.e., the Corporation’s obligations to such Indemnitees are primary and any obligation of any Secondary Indemnitor, or any insurer of any Secondary Indemnitor, to advance expenses or to provide indemnification or insurance coverage for the same loss or liability incurred by such Indemnitees is secondary to the Corporation’s obligations), (ii) the Corporation shall be required to advance the full amount of expenses incurred by any such Indemnitee and shall be liable for the full amount of all liability and loss suffered by such Indemnitee (including, but not limited to, expenses (including, but not limited to, attorneys’ fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding), without regard to any rights any such Indemnitee may have against any Secondary Indemnitor or against any insurance carrier providing insurance coverage to Indemnitee under any insurance policy issued to a Secondary Indemnitor, and (iii) the Corporation irrevocably waives, relinquishes and releases each Secondary Indemnitor from any and all claims against such Secondary Indemnitor for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation shall indemnify each Secondary Indemnitor directly for any amounts that such Secondary Indemnitor pays as indemnification or advancement on behalf of any such Indemnitee and for which such Indemnitee may be entitled to indemnification from the Corporation in connection with Jointly Indemnifiable Claims. No right of indemnification, advancement of expenses or other right of recovery that an Indemnitee may have from any Secondary Indemnitor shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Corporation hereunder. No advancement or payment by any Secondary Indemnitor on behalf of any such Indemnitee with respect to any claim for which such Indemnitee has sought indemnification from the Corporation shall affect the foregoing and the Secondary Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnitee against the Corporation. Each Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure the rights of such Indemnitee’s Secondary Indemnitors under this Article X, including the execution of such documents as may be necessary to enable the Secondary Indemnitors effectively to bring suit to enforce such rights, including in the right of the Corporation. Each of the Secondary Indemnitors shall be third-party beneficiaries with respect to this Section (i), entitled to enforce this Section (i). As used in this Section (i), the term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any action, suit, proceeding or other matter for which an Indemnitee shall be entitled to indemnification, reimbursement, advancement of expenses or insurance coverage from both a Secondary Indemnitor (or an insurance carrier providing insurance coverage to any Secondary Indemnitor) and the Corporation, whether pursuant to Delaware law (or other applicable law in the case of any Secondary Indemnitor), any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of the Corporation or the Secondary Indemnitors or any insurance policy providing insurance coverage to any Secondary Indemnitor, as applicable.

(j)         Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Article X after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit, proceeding or other matter for which indemnification or advancement of expenses is sought.

(k)         Other Indemnification and Advancement of Expenses. This Article X shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

(l)         Reliance. Indemnitees who after the date of the adoption of this Article X become or remain an Indemnitee described in Section (a) of this Article X will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Article X in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Article X will apply to claims made against any Indemnitee described in Section (a) of this Article X arising out of acts or omissions that occurred or occur either before or after the adoption of this Article X in respect of service as a director or officer of the corporation or other service described in Section (a) of this Article X.

(m)         Contract Rights. The provisions of this Article X shall be deemed to be a contract right between the Corporation and each Indemnitee who serves in any such capacity at any time while this Article X and the relevant provisions of the DGCL or other applicable law are in effect, and such rights shall continue as to an Indemnitee who has ceased to be a director or officer of the Corporation and shall inure to the benefit of such Indemnitee’s heirs, executors and administrators. Any repeal or modification of this Article X or any such law that adversely affects any right of any Indemnitee, shall be prospective only and shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

(n)         Merger or Consolidation. For the purposes of this Article X, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

(o)         Successful Defense. In the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

(p)         Funding to Meet Indemnification Obligations. The Board of Directors, without approval of the stockholders, shall have the power to borrow money on behalf of the Corporation, including the power to pledge the assets of the Corporation, from time to time to discharge the Corporation’s obligations with respect to indemnification, the advancement and reimbursement of expenses, and the purchase and maintenance of insurance referred to in this Article X. The Corporation may, in lieu of or in addition to the purchase and maintenance of insurance referred to in this Article X, establish and maintain a fund of any nature or otherwise secure or insure in any manner its indemnification obligations, whether arising under or pursuant to this Article X or otherwise.

ARTICLE XI - SEVERABILITY

If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.